VUZIX

FACTSHEET

June 2018 NASDAQ: VUZI

Company Description

Company Overview	Leading provider of Smart Glasses and AR wearable display technology for enterprise and consumers
Founded & IPO	Company was founded in 1997; IPO was in 2009
Headquarters	West Henrietta, NY (suburb of Rochester)
Financial Statistics	Share price: $7.30 Market Cap: $199 million [1] Cash: $36.1 million [2]
Revenue	2016A: $2.1 million 2017A: $5.5 million 2018E: $15.3 million (sell-side consensus estimate)
Ownership	CEO and CFO together own 14+% Intel Corporation (~16%) – Series A Preferred

(1): As of June 25, 2018). Market Cap does not include Intel preferred stock on an as converted basis
(2): As of March 31, 2018

Key Investment Highlights

- The augmented reality (AR) wearables market is projected to soar to 25M+ units/year by 2022
- Vuzix is an industry leader in terms of customer count, technology expertise and product breadth
- An inflection point is nearing in 2018 as pilots and evaluations lead to more widespread adoption and expanding rollouts across multiple products
- Substantial tier-one OEM opportunities exist for Vuzix' proprietary waveguide optics in 2019+
- A debt-free balance sheet with ample cash can sufficiently fund growth through 2020

Vuzix supplies leading edge AR solutions…


M300
Blade
Waveguide Optics

…to a market poised to sharply accelerate…


Projected Unit Sales of All AR Glasses
Millions
30
25
20
15
10
5
0
2017
2018
2019
2020
2021
2022

Source: IDC (2018)

…on both the enterprise side…

- 2% of companies have deployed AR to date
- Deployment rates of 75+% projected by 2021


20%+ Productivity Increase
Improved User Satisfaction
Hands-Free Solution
Eliminates Hand Scanners
Improved Accuracy
Improved Turnaround Times
Faster Training Process
Worker Flexibility
Key Enterprise Market Verticals:
✓ Warehousing and Logistics
✓ Field Service
✓ Construction/Building Inspectors
✓ Quality Control Inspectors
✓ Manufacturing

* Source: Toshiba

…and the consumer side.

- 800M smartphones will support AR by year end
- 1 billion+ smartphone users will create AR content at least once in 2018
- Numerous tier one firms are designing AR glasses



Today – A Held Up Screen



Tomorrow – AR Glasses

* Source: Deloitte Global

Vuzix M300



- Enterprise AR glasses designed for 24x7 usage
- Optimal design versus competing products
- Established ecosystem of VARs and system integrators
- More than 15,000 units in the field
- 700+ enterprise trials to date versus 350 at 2017 year end
- Broad list of blue chip customers trialing product
- Orders by some customers already ahead of totals for 2017
- Strategy in place to accelerate enterprise adoption

Vuzix Blade



- World's first pair of truly wearable AR glasses
- First product to incorporate Vuzix' waveguide optics
- First Blade edge developer kit shipped on June 1st
- Manufacturing has commenced and will ramp this summer
- Blade Developer Center recently went live
- Consumer Blade currently targeted for late summer
- Company committed to building at least the first 10,000 pieces in 2018 from its Rochester, NY facility

Vuzix Waveguide Optics



- Patent protected disruptive technology that will drive the OEM design of true AR smart glasses
- Allows major improvements in weight, size, cost and optical performance
- State-of-the art production facility in Rochester, NY HQ
- Custom tool-making equipment, procedures, polymers, and replication equipment all designed and owned by Vuzix
- Production capacity of 400K/yr moving to 1M/yr by year-end

Additional Revenue Drivers: Toshiba OEM Deal and Vuzix Basics Video

- Enterprise solution package with Toshiba Dyna Edge wearable computer
- Produced by Vuzix/Sold and marketed by Toshiba
- $5M minimum supply agreement with Toshiba
- Entered volume production Q1 2018



Toshiba AR100



Vuzix Basics Video

- Click, connect & collaborate software that connects up to 12 viewers
- 1-year subscription bundled with the M300 for $1,999 or downloaded separately for $699

Additional Information

Investor Inquiries
Matt Margolis
Vuzix
+1 585-359-5952
matt_margolis@vuzix.com

Institutional Investor Inquiries
Ed McGregor, CFA
Vuzix
+1 585-359-5985
ed_mcgregor@vuzix.com

Sell-Side Coverage
Chardan Capital Mkts: Jim McIlree
Craig-Hallum: Christian Schwab
Maxim Group: Nehal Chokshi